Exhibit 2.1

DIAMOND PURCHASE AGREEMENT

This Diamond Purchase Agreement (“Agreement”) is made and entered into as of this 10th day of August, 2015, by and between Figo Ventures, Inc., a Nevada corporation, hereinafter referred to as “Buyer,” Natalya Hearn, hereinafter referred to as “Hearn,” and Kashif Khan, hereinafter referred to as “Seller.”

RECITALS

WHEREAS, Seller owns colored diamonds (hereinafter the “Diamond Assets”); and

WHEREAS, Seller desires to sell and Buyer desires to purchase the Diamond Assets of Seller on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the Recitals and the mutual covenants, conditions, representations and warranties hereinafter set forth, the parties agree as follows:

1.               PURCHASE AND SALE OF DIAMOND ASSETS.  On the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer, or Buyer’s designee as set forth herein, and Buyer agrees to purchase from Seller, at the Closing Date (defined below), all of the Diamond Assets as reflected in the description in the attached Exhibit “A” (hereinafter the “Acquired Assets”).

2.               PURCHASE PRICE.  As consideration for the sale, conveyance, assignment, transfer and delivery of the Acquired Assets, having a wholesale value of USD $4,000,000, Buyer agrees on the Closing Date to deliver to Seller the purchase price (the “Purchase Price”) as follows:

a.       THE NOTES. Buyer will deliver to Seller three demand convertible notes (the “Notes”) in the form and substance of that in Exhibit “B” as follows:

                                  i.      One demand convertible promissory note (“Note A”) for USD $1,700,000;

                                  ii.     One demand convertible promissory note (“Note B”) for USD $1,150,000; and

                                  iii.    One demand convertible promissory note (“Note C”) for USD $1,150,000;

b.      THE PREFERRED SHARES. Hearn will transfer to Seller her 250,000 shares of Buyer’s Series A Preferred Stock (the “Preferred Shares”).

3.               ADDITIONAL COVENANTS. The parties agree to the following additional covenants on or after Closing Date:

a.      In the event Seller converts a number of shares of common stock in Buyer that gives him 51% of the total outstanding shares of common stock in Buyer, then Seller agrees to cancel the Preferred Shares.

b.      In the event Seller demands payment of the Notes, then Seller agrees to cancel the Preferred Shares.

c.      Buyer agrees to appoint two nominees of Seller to Buyer’s board of directors with the final seat occupied by Hearn, who will remain as sole officer of Buyer.

d.      Buyer will file a post-effective amendment to Buyer’s registration statement, initially filed on April 15, 2014, or a new registration statement, as may be required under the securities laws, to register 7,500,000 shares of common stock (375,000 post-split shares) already converted by existing note holders of Buyer and the remaining shares of common stock underlying convertible notes not yet converted by existing note holders of Buyer. This right of registration does not extend to the Notes or the Preferred Shares.

e.      Until the Closing Date, the parties will maintain in confidence, will cause their respective employees, agents, and advisors to maintain in confidence, and will not use to the detriment of another party or divulge to any third parties, other than their respective legal and financial advisors, auditors, representatives and any other governmental body having jurisdiction, any confidential written, oral, or other information obtained during the course of the investigations in connection with this Agreement or the transactions contemplated herein, unless:

                  i.      such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party;

                  ii.     the use of such information is necessary or appropriate pursuant to the rules of any stock exchange or in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein; or

                  iii.    the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

4.              CLOSING. The closing shall take place at the offices of Buyer on July 31, 2015 at 4 P.M. local time or such other date and time as may be agreed upon by the parties (the “Closing Date”).

5.              DELIVERIES AT CLOSING. At the closing on the Closing Date:

a.      Seller shall deliver to Buyer such bills of sale, assignments and  other instruments of sale, conveyance, assignment and transfer as are sufficient in the opinion of Buyer and its counsel to vest in Buyer and its successors or assigns the absolute, legal and equitable title to all of the Acquired Assets. Acquired Assets are to remain in the possession of Seller until delivery is directed by Buyer.

b.      Buyer shall deliver to Seller the Purchase Price.

6.              REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer that:

a.      Seller has the requisite power and authority to own and operate his assets, properties and business and to carry on his business as now conducted.

b.      The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized and approved by the Seller, and, when executed by Seller, this Agreement will constitute a legal, valid and binding agreement of Seller.

c.      Seller has good and marketable title to all of his assets and properties, including, without limitation, the Acquired Assets.

d.      That the Acquired Assets are of legal origin, taxed, unencumbered and not from any black market, smuggling or from drug or blood related means.

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e.      To Seller's knowledge, there is no suit, claim, action or proceeding now pending or threatened before any court, administrative or regulatory agency or any basis for such a claim which may result in any judgment, order, decree, liability or other determination which could have an adverse effect, financial or otherwise, upon Seller or any of the Acquired Assets.  No such judgment, order or decree has been entered which has or could have such effect.

f.       No consent is necessary to effect the transfer to Buyer of any of the Acquired Assets and, upon the consummation of the transactions contemplated hereby, Buyer will be entitled to use the Acquired Assets to the full extent that Seller used the same immediately prior to the transfer of the Acquired Assets.

g.      Neither this Agreement, nor any written statement or certificate furnished by Seller in connection with this Agreement or the Exhibits hereto, contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in light of the circumstances under which they are made, not materially misleading.

7.              REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Buyer that:

a.      Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Buyer has the requisite power and authority to own and operate its assets, properties and business and to carry on its obligations hereunder.

b.      The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the board of directors of Buyer, and, when executed by the authorized representative of the Buyer, this Agreement will constitute a legal, valid and binding agreement of Buyer.

c.      The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the Articles of Incorporation or the bylaws of Buyer or any agreement, contract or other instrument to which Buyer is a party, or any statute, rule, regulation, order, judgment, award or decree.

d.      There is no litigation, proceeding or investigation pending or, to the knowledge of Buyer; threatened against Buyer affecting any of the acquired assets or properties that could result, either in any case or in the aggregate, in any material adverse change in the assets, properties or business of Buyer, or that could impair the validity of this Agreement or any action to be taken pursuant to this Agreement.

e.      Neither this Agreement, nor any written statement or certificate furnished by Buyer in connection with this Agreement, contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in light of the circumstances under which they are made, not materially misleading.

8.              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. All obligations of Buyer under this Agreement are, at its option, subject to fulfillment of each of the following conditions prior to or at the closing:

a.      All representations and warranties of Seller made in this Agreement delivered by Seller shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

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b.      Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date.

c.      Buyer shall have completed its due diligence of Seller and the Acquired Assets.

9.              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. All obligations of Seller under this Agreement are, at its option, subject to fulfillment of each of the following conditions prior to or at the closing:

a.      All representations and warranties of Buyer made in this Agreement delivered by Buyer shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

b.      Buyer shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

c.      Buyer shall be current in its SEC reports.

d.      Seller shall have completed his due diligence of Buyer.

10.            FURTHER ASSURANCES. Following the closing, Seller agrees to take such actions and execute, acknowledge and deliver to Buyer such further instruments of assignment, conveyance and transfer and take any other action as Buyer may reasonably request in order to more effectively convey, sell, transfer and assign to Buyer any of the Acquired Assets, to confirm the title of Buyer thereto, and to assist Buyer in exercising rights with respect to the Acquired Assets.

11.            SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by each of the parties hereto shall survive the closing for a period of three years after the Closing Date.

12.            INDEMNIFICATION. Seller agrees to indemnify, defend and hold harmless Buyer against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties, and reasonable attorney's fees, incurred by Buyer arising, resulting from, or relating to any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Seller under this Agreement.

13.            GENERAL PROVISIONS.

a.      CONSTRUCTION.  This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada, and any disputes in relation to this Agreement shall be heard in the State of Nevada courts, and each party hereto irrevocably and unconditionally attorns to the exclusive jurisdiction of the State of Nevada courts.

b.      NOTICES.  All notices, requests, demands and other communications contemplated under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States express, certified or registered mail, postage prepaid, addressed to the following parties, their successors in interest, or their permitted assignees at the following addresses, or at such other addresses as the parties may designate by written notice.

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c.      ASSIGNMENT.  This Agreement shall not be assignable by any party without the prior written consent of the other parties.  Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties to this Agreement and their successors and assignees, any rights or remedies under this Agreement unless expressly so stated to the contrary.

d.     REMEDIES. Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement is intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

e.      ATTORNEY'S FEES AND LITIGATION COSTS.  If any legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in such arbitration proceeding or other legal action, in addition to any other relief to which is maybe entitled.

f.      ENTIRE AGREEMENT. This Agreement and the exhibits and other documents specifically referred to herein or required to be delivered pursuant to the terms of this Agreement represent the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understanding, discussions, negotiations and commitments of any kind. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

g.      SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, furthermore, the entirety of this Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

h.      EXPENSES. Seller will be responsible for and bear all of the costs and expenses (including any broker’s or finder’s fees and the expenses of representation) incurred at any time in connection with pursuing or consummating this Agreement.

i.       SECTION HEADINGS. The section headings in this Agreement are included for convenience only, are not a part of this Agreement and shall not be used in construing it.

j.       COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNNESS WHEREOF, the parties have duly executed this Agreement as of the date first above mentioned.

BUYER:

Figo Ventures, Inc.

____________________

Natalya Hearn, President

SELLER:

____________________

Kashif Khan

HEARN:

____________________

Natalya Hearn

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Exhibit A

DESCRITION OF ACQUIRED ASSETS

Exhibit B

THE NOTES

NOTE A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

FIGO VENTURES, INC.

6% SECURED CONVERTIBLE NOTE

US $1,700,000	Las Vegas, Nevada
August 10, 2015

For good and valuable consideration, Figo Ventures, Inc., a Nevada corporation, (“Maker”), hereby makes and delivers this 6% Secured Convertible Note (this “Note”) in favor of Kashif Khan, or his assigns (“Holder”), and hereby agrees as follows:

1.      Principal Obligation and Interest. For value received, Maker promises to pay to Holder at such place as Holder may designate in writing, in currently available funds of the United States, the principal amount of $1,700,000. Maker’s obligation under this Note shall accrue simple interest at the rate of 6.0% per year from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

2.      Payment Terms.

a.       All principal and accrued interest then outstanding shall be due and payable by the Maker as follows:

i.	Within twenty business days after receipt of written demand by Holder for payment of this Note and two other 6% Secured Convertible Notes of event date herewith (referred to as “Note B” and “Note C,” collectively herein the “Other Notes”), the aggregate principal amount of this Note and the Other Notes upon issuance being $4,000,000, provided that Maker has not raised $5,000,000 in debt or equity before receipt of written demand for payment or converted any portion of this Note into shares of Maker’s common stock as provided for in Section 3. below; or
ii.	In all other cases, thirty- six months from the issuance of this Note (such date, the “Maturity Date”).

b.        If Holder provides written demand to Maker under Section 2.a.i., then within twenty days after receipt of such demand Maker may satisfy all Obligations (hereinafter defined) under this Note by either:

i.	Paying to Holder all principal and accrued interest then outstanding under this Note; or
ii.	Returning the Collateral (hereinafter defined) in lieu of paying any outstanding principal and accrued interest under this Note.

3.      Conversion.

a.        Subject to Section 3.b., Holder shall have the right at any time to convert all or any part of the outstanding principal and accrued interest of this Note into fully paid and non-assessable shares of common stock of the Maker at $0.247386975 per share up to a maximum conversion allowance of 6,871,825 shares of common stock, which shall satisfy all Obligations under this Note.

b.        If Maker has raised $5,000,000 in debt or equity before receipt of written demand for payment by Holder pursuant to Section 2.a.i, or if Holder converts any portion of this Note into shares of Maker’s common stock pursuant to Section 3.a., then this Note will automatically convert on the Maturity Date thereby satisfying all Obligations under this Note in the following manner:

i.	into fully paid and non- assessable shares of common stock of the Maker at $0.247386975 per share for a total of 6,871,825 shares of common stock; or
ii.	if Maker prepays the Other Notes, then into fully paid and non- assessable shares of common stock of the Maker at $0.105139464 per share for a total of 16,169,000 shares of common stock.

4.      Prepayment. Maker shall not have the right to prepay this Note.

5.      Grant of Security Interest.

a.        As collateral security for the prompt, complete, and timely satisfaction of all present and future indebtedness, liabilities, duties, and obligations of Maker to Holder evidenced by or arising under this Note, and including, without limitation, all principal and accrued interest payable under this Note, any future advances added to the principal amount due hereunder (collectively, the “Obligations”), Maker hereby pledges, assigns and grants to Holder a continuing security interest and lien in all of Maker’s right, title and interest in and to the property, whether now owned or hereafter acquired by Maker and whether now existing or hereafter coming into existence or acquired, including the proceeds of any disposition thereof, described on Exhibit “A” attached hereto and incorporated herein by this reference (collectively, the “Collateral”). As applicable, the terms of this Note with respect to Maker’s granting of a security interest in the Collateral to Holder shall be deemed to be a security agreement under applicable provisions of the Uniform Commercial Code (“UCC”), with Maker as the debtor and Holder as the secured party.

b.        Upon the execution and delivery of this Note, Maker authorizes Holder to file such financing statements and other documents in such offices as shall be necessary or as Maker may reasonably deem necessary to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. Maker agrees, upon Holder’s request, to take all such actions as shall be necessary or Holder may reasonably request to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof.

6.      Representations and Warranties of Maker. Maker hereby represents and warrants the following to Holder:

a.        Maker and those executing this Note on its behalf have the full right, power, and authority to execute, deliver and perform the Obligations under this Note, which are not prohibited or restricted under the articles of incorporation or bylaws of Maker. This Note has been duly executed and delivered by an authorized officer of Maker and constitutes a valid and legally binding obligation of Maker enforceable in accordance with its terms.

b.        The execution of this Note and Maker’s compliance with the terms, conditions and provisions hereof does not conflict with or violate any provision of any agreement, contract, lease, deed of trust, indenture, or instrument to which Maker is a party or by which Maker is bound, or constitute a default thereunder or result in the imposition of any lien, charge, encumbrance, claim or security interest of any nature whatsoever upon any of the Collateral.

c.        The security interest granted hereby in and to the Collateral constitutes a present, valid, binding and enforceable security interest as collateral security for the Obligations, and, except as to leased equipment or purchase-money encumbrances existing as of the date of this Note as expressly disclosed to Holder in writing, such interests, upon perfection, will be senior and prior to any liens, encumbrances, charges, title defects, interests and rights of any others with respect to such Collateral.

d.        The security interest granted hereby shall be a first priority lien on the Collateral and no prior or superior liens, security interests or encumbrances exist with respect to any part of the Collateral.

7.      Covenants of Maker. For so long as any Obligations remain outstanding:

a.        Maker shall not sell, assign or transfer any of the Collateral, or any part thereof or interest therein except in the ordinary course of its business;

b.        Maker shall pay or cause to be paid promptly when due all taxes and assessments on the Collateral.

8.      Representations and Covenants of the Holder. The Maker has issued this Note in reliance upon the following representations and covenants of the Holder:

a.        Investment Purpose. This Note and any common stock which may be issued as payment hereunder are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

b.        Private Issue. The Holder understands (i) that this Note and any common stock which may be issued as payment hereunder are not registered under the Securities Act of 1933 (the “1933 Act”) or qualified under applicable state securities laws, and (ii) that the Maker is relying on an exemption from registration predicated on the representations set forth in this Section 8.

c.        Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

d.        Risk of No Registration. The Holder understands that if the Maker does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell any of the common stock issued as payment hereunder, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of this Note or any sale of common stock in the Maker which might be made by Holder in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

9.      Use of Collateral. For so long as no event of default shall have occurred and be continuing under this Note, Maker shall be entitled to use and possess the Collateral and to exercise its rights, title and interest in all the rights, remedies, powers and privileges of Holder under this Note and to such use, possession or exercise not otherwise constituting an event of default.

10.    Defaults. The following events shall be defaults under this Note:

a.        Maker’s failure to remit any payment under this Note on before the date due, if such failure is not cured in full within ten (10) days of written notice of default;

b.        Maker’s failure to perform or breach of any non-monetary obligation or covenant set forth in this Note or in the Agreement if such failure is not cured in full within fifteen (15) days following delivery of written notice thereof from Holder to Maker;

c.        If Maker is dissolved, whether pursuant to any applicable articles of incorporation or bylaws, and/or any applicable laws, or otherwise;

d.        The commencement of any action or proceeding which affects the Collateral or title thereto or the interest of Holder therein, including, but not limited to eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankrupt or decedent;

e.        The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker under the federal Bankruptcy code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Maker, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a period of twenty (20) days; or

f.        Maker’s institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or its filing of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or its consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the company, or of any substantial part of its property, or its making of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action.

11.    Rights and Remedies of Holder. Upon the occurrence of an event of default by Maker under this Note, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a.        Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be immediately due and payable.

b.        Pursue and enforce all of the rights and remedies provided to a secured party with respect to the Collateral under the Uniform Commercial Code.

c.        Require Maker to assemble the Collateral and make it available to the Maker at the place to be designated by the Holder which is reasonably convenient to both parties. The Holder may sell all or any part of the Collateral as a whole or in part either by public auction, private sale, or other method of disposition. The Holder may bid at any public sale on all or any portion of the Collateral. Unless the Collateral threatens to decline speedily in value, Holder shall give Maker reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable.

d.        Pursue any other rights or remedies available to Holder at law or in equity.

12.    Rules of Construction. This Note has been freely negotiated by Maker and Holder and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Note.

13.    Choice of Laws; Actions. This Note shall be constructed and construed in accordance with the internal substantive laws of the State of Nevada, without regard to the choice of law principles of said State. Maker acknowledges that this Note has been negotiated in Clark County, Nevada. Accordingly, the exclusive venue of any action, suit, counterclaim or cross claim arising under, out of, or in connection with this Note shall be the state or federal courts in Clark County, Nevada. Maker hereby consents to the personal jurisdiction of any court of competent subject matter jurisdiction sitting in Clark County, Nevada.

14.    Usury Savings Clause. Maker expressly agrees and acknowledges that Maker and Holder intend and agree that this Note shall not be subject to the usury laws of any state other than the State of Nevada. Notwithstanding anything contained in this Note to the contrary, if collection from Maker of interest at the rate set forth herein would be contrary to applicable laws, then the applicable interest rate upon default shall be the highest interest rate that may be collected from Maker under applicable laws at such time.

15.    Costs of Collection. Should the indebtedness represented by this Note, or any part hereof, be collected at law, in equity, or in any bankruptcy, receivership or other court proceeding, or this Note be placed in the hands of any attorney for collection after default, Maker agrees to pay, in addition to the principal and interest due hereon, all reasonable attorneys’ fees, plus all other costs and expenses of collection and enforcement, including any fees incurred in connection with such proceedings or collection of the Note and/or enforcement of Holder’s rights with respect to the administration, supervision, preservation or protection of, or realization upon, any Collateral securing payment hereof.

16.    Miscellaneous.

a.        This Note shall be binding upon Maker and shall inure to the benefit of Holder and its successors, assigns, heirs, and legal representatives.

b.        Any failure or delay by Holder to insist upon the strict performance of any term, condition, covenant or agreement of this Note, or to exercise any right, power or remedy hereunder shall not constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy.

c.        Any provision of this Note that is unenforceable shall be severed from this Note to the extent reasonably possible without invalidating or affecting the intent, validity or enforceability of any other provision of this Note.

d.        This Note may not be modified or amended in any respect except in a writing executed by the party to be charged.

e.        Time is of the essence.

17.    Notices. All notices required to be given under this Note shall be given to each of the parties at such address as a party may designate by written notice to the other party. Notices may be transmitted by facsimile, certified mail, private delivery, or any other commercially reasonable means, and shall be deemed given upon receipt by the Party to whom they are addressed.

18.    Waiver of Certain Formalities. All parties to this Note hereby waive presentment, dishonor, notice of dishonor and protest. All parties hereto consent to, and Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by Holder shall not discharge the liability of any party to this Note.

 IN WITNESS WHEREOF, this Note has been executed effective the date and place first written above.

Figo Ventures, Inc. “Maker”: By: ________________________________	“Holder”: ________________________________ Print name: Kashif Khan

Exhibit “A”

Collateral

NOTE B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

FIGO VENTURES, INC.

6% SECURED CONVERTIBLE NOTE

US $1,150,000	Las Vegas, Nevada
August 10, 2015

For good and valuable consideration, Figo Ventures, Inc., a Nevada corporation, (“Maker”), hereby makes and delivers this 6% Secured Convertible Note (this “Note”) in favor of Kashif Khan, or his assigns (“Holder”), and hereby agrees as follows:

1.      Principal Obligation and Interest. For value received, Maker promises to pay to Holder at such place as Holder may designate in writing, in currently available funds of the United States, the principal amount of $1,150,000. Maker’s obligation under this Note shall accrue simple interest at the rate of 6.0% per year from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

2.      Payment Terms.

a.       All principal and accrued interest then outstanding shall be due and payable by the Maker as follows:

i.	Within twenty business days after receipt of written demand by Holder for payment of this Note and two other 6% Secured Convertible Notes of event date herewith (referred to as “Note A” and “Note C,” collectively herein the “Other Notes”), the aggregate principal amount of this Note and the Other Notes upon issuance being $4,000,000, provided that Maker has not raised $5,000,000 in debt or equity before receipt of written demand for payment or converted any portion of this Note into shares of Maker’s common stock as provided for in Section 3. below; or
ii.	In all other cases, thirty- six months from the issuance of this Note (such date, the “Maturity Date”).

b.        If Holder provides written demand to Maker under Section 2.a.i., then within twenty days after receipt of such demand Maker may satisfy all Obligations (hereinafter defined) under this Note by either:

i.	Paying to Holder all principal and accrued interest then outstanding under this Note; or
ii.	Returning the Collateral (hereinafter defined) in lieu of paying any outstanding principal and accrued interest under this Note.

3.      Conversion.

a.        Subject to Section 3.b., Holder shall have the right at any time to convert all or any part of the outstanding principal and accrued interest of this Note into fully paid and non-assessable shares of common stock of the Maker at $0.247386975 per share up to a maximum conversion allowance of 4,648,587 shares of common stock, which shall satisfy all Obligations under this Note.

b.       If Maker has raised $5,000,000 in debt or equity before receipt of written demand for payment by Holder pursuant to Section 2.a.i, or if Holder converts any portion of this Note into shares of Maker’s common stock pursuant to Section 3.a., then this Note will automatically convert on the Maturity Date thereby satisfying all Obligations under this Note into fully paid and non- assessable shares of common stock of the Maker at $0.247386975 per share for a total of 4,648,587 shares of common stock.

4.      Prepayment. Maker shall have the right to prepay all of the outstanding principal and accrued interest on this Note at any time without penalty or premium, provided that Maker also prepays all of the outstanding principal and accrued interest on the other 6% Secured Convertible Notes of event date herewith (referred to as “Note C”), also in the principal amount of $1,150,000.

5.      Grant of Security Interest.

a.        As collateral security for the prompt, complete, and timely satisfaction of all present and future indebtedness, liabilities, duties, and obligations of Maker to Holder evidenced by or arising under this Note, and including, without limitation, all principal and accrued interest payable under this Note, any future advances added to the principal amount due hereunder (collectively, the “Obligations”), Maker hereby pledges, assigns and grants to Holder a continuing security interest and lien in all of Maker’s right, title and interest in and to the property, whether now owned or hereafter acquired by Maker and whether now existing or hereafter coming into existence or acquired, including the proceeds of any disposition thereof, described on Exhibit “A” attached hereto and incorporated herein by this reference (collectively, the “Collateral”). As applicable, the terms of this Note with respect to Maker’s granting of a security interest in the Collateral to Holder shall be deemed to be a security agreement under applicable provisions of the Uniform Commercial Code (“UCC”), with Maker as the debtor and Holder as the secured party.

b.        Upon the execution and delivery of this Note, Maker authorizes Holder to file such financing statements and other documents in such offices as shall be necessary or as Maker may reasonably deem necessary to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. Maker agrees, upon Holder’s request, to take all such actions as shall be necessary or Holder may reasonably request to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof.

6.      Representations and Warranties of Maker. Maker hereby represents and warrants the following to Holder:

a.        Maker and those executing this Note on its behalf have the full right, power, and authority to execute, deliver and perform the Obligations under this Note, which are not prohibited or restricted under the articles of incorporation or bylaws of Maker. This Note has been duly executed and delivered by an authorized officer of Maker and constitutes a valid and legally binding obligation of Maker enforceable in accordance with its terms.

b.        The execution of this Note and Maker’s compliance with the terms, conditions and provisions hereof does not conflict with or violate any provision of any agreement, contract, lease, deed of trust, indenture, or instrument to which Maker is a party or by which Maker is bound, or constitute a default thereunder or result in the imposition of any lien, charge, encumbrance, claim or security interest of any nature whatsoever upon any of the Collateral.

c.        The security interest granted hereby in and to the Collateral constitutes a present, valid, binding and enforceable security interest as collateral security for the Obligations, and, except as to leased equipment or purchase-money encumbrances existing as of the date of this Note as expressly disclosed to Holder in writing, such interests, upon perfection, will be senior and prior to any liens, encumbrances, charges, title defects, interests and rights of any others with respect to such Collateral.

d.        The security interest granted hereby shall be a first priority lien on the Collateral and no prior or superior liens, security interests or encumbrances exist with respect to any part of the Collateral.

7.      Covenants of Maker. For so long as any Obligations remain outstanding:

a.        Maker shall not sell, assign or transfer any of the Collateral, or any part thereof or interest therein except in the ordinary course of its business;

b.        Maker shall pay or cause to be paid promptly when due all taxes and assessments on the Collateral.

8.      Representations and Covenants of the Holder. The Maker has issued this Note in reliance upon the following representations and covenants of the Holder:

a.        Investment Purpose. This Note and any common stock which may be issued as payment hereunder are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

b.        Private Issue. The Holder understands (i) that this Note and any common stock which may be issued as payment hereunder are not registered under the Securities Act of 1933 (the “1933 Act”) or qualified under applicable state securities laws, and (ii) that the Maker is relying on an exemption from registration predicated on the representations set forth in this Section 8.

c.        Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

d.        Risk of No Registration. The Holder understands that if the Maker does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell any of the common stock issued as payment hereunder, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of this Note or any sale of common stock in the Maker which might be made by Holder in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

9.      Use of Collateral. For so long as no event of default shall have occurred and be continuing under this Note, Maker shall be entitled to use and possess the Collateral and to exercise its rights, title and interest in all the rights, remedies, powers and privileges of Holder under this Note and to such use, possession or exercise not otherwise constituting an event of default.

10.    Defaults. The following events shall be defaults under this Note:

a.        Maker’s failure to remit any payment under this Note on before the date due, if such failure is not cured in full within ten (10) days of written notice of default;

b.        Maker’s failure to perform or breach of any non-monetary obligation or covenant set forth in this Note or in the Agreement if such failure is not cured in full within fifteen (15) days following delivery of written notice thereof from Holder to Maker;

c.        If Maker is dissolved, whether pursuant to any applicable articles of incorporation or bylaws, and/or any applicable laws, or otherwise;

d.        The commencement of any action or proceeding which affects the Collateral or title thereto or the interest of Holder therein, including, but not limited to eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankrupt or decedent;

e.        The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker under the federal Bankruptcy code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Maker, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a period of twenty (20) days; or

f.        Maker’s institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or its filing of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or its consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the company, or of any substantial part of its property, or its making of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action.

11.    Rights and Remedies of Holder. Upon the occurrence of an event of default by Maker under this Note, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a.        Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be immediately due and payable.

b.        Pursue and enforce all of the rights and remedies provided to a secured party with respect to the Collateral under the Uniform Commercial Code.

c.        Require Maker to assemble the Collateral and make it available to the Maker at the place to be designated by the Holder which is reasonably convenient to both parties. The Holder may sell all or any part of the Collateral as a whole or in part either by public auction, private sale, or other method of disposition. The Holder may bid at any public sale on all or any portion of the Collateral. Unless the Collateral threatens to decline speedily in value, Holder shall give Maker reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable.

d.        Pursue any other rights or remedies available to Holder at law or in equity.

12.    Rules of Construction. This Note has been freely negotiated by Maker and Holder and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Note.

13.    Choice of Laws; Actions. This Note shall be constructed and construed in accordance with the internal substantive laws of the State of Nevada, without regard to the choice of law principles of said State. Maker acknowledges that this Note has been negotiated in Clark County, Nevada. Accordingly, the exclusive venue of any action, suit, counterclaim or cross claim arising under, out of, or in connection with this Note shall be the state or federal courts in Clark County, Nevada. Maker hereby consents to the personal jurisdiction of any court of competent subject matter jurisdiction sitting in Clark County, Nevada.

14.    Usury Savings Clause. Maker expressly agrees and acknowledges that Maker and Holder intend and agree that this Note shall not be subject to the usury laws of any state other than the State of Nevada. Notwithstanding anything contained in this Note to the contrary, if collection from Maker of interest at the rate set forth herein would be contrary to applicable laws, then the applicable interest rate upon default shall be the highest interest rate that may be collected from Maker under applicable laws at such time.

15.    Costs of Collection. Should the indebtedness represented by this Note, or any part hereof, be collected at law, in equity, or in any bankruptcy, receivership or other court proceeding, or this Note be placed in the hands of any attorney for collection after default, Maker agrees to pay, in addition to the principal and interest due hereon, all reasonable attorneys’ fees, plus all other costs and expenses of collection and enforcement, including any fees incurred in connection with such proceedings or collection of the Note and/or enforcement of Holder’s rights with respect to the administration, supervision, preservation or protection of, or realization upon, any Collateral securing payment hereof.

16.    Miscellaneous.

a.        This Note shall be binding upon Maker and shall inure to the benefit of Holder and its successors, assigns, heirs, and legal representatives.

b.        Any failure or delay by Holder to insist upon the strict performance of any term, condition, covenant or agreement of this Note, or to exercise any right, power or remedy hereunder shall not constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy.

c.        Any provision of this Note that is unenforceable shall be severed from this Note to the extent reasonably possible without invalidating or affecting the intent, validity or enforceability of any other provision of this Note.

d.        This Note may not be modified or amended in any respect except in a writing executed by the party to be charged.

e.        Time is of the essence.

17.    Notices. All notices required to be given under this Note shall be given to each of the parties at such address as a party may designate by written notice to the other party. Notices may be transmitted by facsimile, certified mail, private delivery, or any other commercially reasonable means, and shall be deemed given upon receipt by the Party to whom they are addressed.

18.    Waiver of Certain Formalities. All parties to this Note hereby waive presentment, dishonor, notice of dishonor and protest. All parties hereto consent to, and Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by Holder shall not discharge the liability of any party to this Note.

 IN WITNESS WHEREOF, this Note has been executed effective the date and place first written above.

Figo Ventures, Inc. “Maker”: By: ________________________________	“Holder”: ________________________________ Print name: Kashif Khan

Exhibit “A”

Collateral

NOTE C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

FIGO VENTURES, INC.

6% SECURED CONVERTIBLE NOTE

US $1,150,000	Las Vegas, Nevada
August 10, 2015

For good and valuable consideration, Figo Ventures, Inc., a Nevada corporation, (“Maker”), hereby makes and delivers this 6% Secured Convertible Note (this “Note”) in favor of Kashif Khan, or his assigns (“Holder”), and hereby agrees as follows:

1.      Principal Obligation and Interest. For value received, Maker promises to pay to Holder at such place as Holder may designate in writing, in currently available funds of the United States, the principal amount of $1,150,000. Maker’s obligation under this Note shall accrue simple interest at the rate of 6.0% per year from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

2.      Payment Terms.

a.       All principal and accrued interest then outstanding shall be due and payable by the Maker as follows:

i.	Within twenty business days after receipt of written demand by Holder for payment of this Note and two other 6% Secured Convertible Notes of event date herewith (referred to as “Note A” and “Note B,” collectively herein the “Other Notes”), the aggregate principal amount of this Note and the Other Notes upon issuance being $4,000,000, provided that Maker has not raised $5,000,000 in debt or equity before receipt of written demand for payment or converted any portion of this Note into shares of Maker’s common stock as provided for in Section 3. below; or
ii.	In all other cases, thirty- six months from the issuance of this Note (such date, the “Maturity Date”).

b.        If Holder provides written demand to Maker under Section 2.a.i., then within twenty days after receipt of such demand Maker may satisfy all Obligations (hereinafter defined) under this Note by either:

i.	Paying to Holder all principal and accrued interest then outstanding under this Note; or
ii.	Returning the Collateral (hereinafter defined) in lieu of paying any outstanding principal and accrued interest under this Note.

3.      Conversion.

a.       Subject to Section 3.b., Holder shall have the right at any time to convert all or any part of the outstanding principal and accrued interest of this Note into fully paid and non- assessable shares of common stock of the Maker at $0.247386975 per share up to a maximum conversion allowance of 4,648,588 shares of common stock, which shall satisfy all Obligations under this Note.

b.      If Maker has raised $5,000,000 in debt or equity before receipt of written demand for payment by Holder pursuant to Section 2.a.i, or if Holder converts any portion of this Note into shares of Maker’s common stock pursuant to Section 3.a., then this Note will automatically convert on the Maturity Date thereby satisfying all Obligations under this Note into fully paid and non- assessable shares of common stock of the Maker at $0.247386975 per share for a total of 4,648,588 shares of common stock.

4.      Prepayment. Maker shall have the right to prepay all of the outstanding principal and accrued interest on this Note at any time without penalty or premium, provided that Maker also prepays all of the outstanding principal and accrued interest on the other 6% Secured Convertible Notes of event date herewith (referred to as “Note B”), also in the principal amount of $1,150,000.

5.      Grant of Security Interest.

a.        As collateral security for the prompt, complete, and timely satisfaction of all present and future indebtedness, liabilities, duties, and obligations of Maker to Holder evidenced by or arising under this Note, and including, without limitation, all principal and accrued interest payable under this Note, any future advances added to the principal amount due hereunder (collectively, the “Obligations”), Maker hereby pledges, assigns and grants to Holder a continuing security interest and lien in all of Maker’s right, title and interest in and to the property, whether now owned or hereafter acquired by Maker and whether now existing or hereafter coming into existence or acquired, including the proceeds of any disposition thereof, described on Exhibit “A” attached hereto and incorporated herein by this reference (collectively, the “Collateral”). As applicable, the terms of this Note with respect to Maker’s granting of a security interest in the Collateral to Holder shall be deemed to be a security agreement under applicable provisions of the Uniform Commercial Code (“UCC”), with Maker as the debtor and Holder as the secured party.

b.        Upon the execution and delivery of this Note, Maker authorizes Holder to file such financing statements and other documents in such offices as shall be necessary or as Maker may reasonably deem necessary to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. Maker agrees, upon Holder’s request, to take all such actions as shall be necessary or Holder may reasonably request to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof.

6.      Representations and Warranties of Maker. Maker hereby represents and warrants the following to Holder:

a.        Maker and those executing this Note on its behalf have the full right, power, and authority to execute, deliver and perform the Obligations under this Note, which are not prohibited or restricted under the articles of incorporation or bylaws of Maker. This Note has been duly executed and delivered by an authorized officer of Maker and constitutes a valid and legally binding obligation of Maker enforceable in accordance with its terms.

b.        The execution of this Note and Maker’s compliance with the terms, conditions and provisions hereof does not conflict with or violate any provision of any agreement, contract, lease, deed of trust, indenture, or instrument to which Maker is a party or by which Maker is bound, or constitute a default thereunder or result in the imposition of any lien, charge, encumbrance, claim or security interest of any nature whatsoever upon any of the Collateral.

c.        The security interest granted hereby in and to the Collateral constitutes a present, valid, binding and enforceable security interest as collateral security for the Obligations, and, except as to leased equipment or purchase-money encumbrances existing as of the date of this Note as expressly disclosed to Holder in writing, such interests, upon perfection, will be senior and prior to any liens, encumbrances, charges, title defects, interests and rights of any others with respect to such Collateral.

d.        The security interest granted hereby shall be a first priority lien on the Collateral and no prior or superior liens, security interests or encumbrances exist with respect to any part of the Collateral.

7.      Covenants of Maker. For so long as any Obligations remain outstanding:

a.        Maker shall not sell, assign or transfer any of the Collateral, or any part thereof or interest therein except in the ordinary course of its business;

b.        Maker shall pay or cause to be paid promptly when due all taxes and assessments on the Collateral.

8.      Representations and Covenants of the Holder. The Maker has issued this Note in reliance upon the following representations and covenants of the Holder:

a.        Investment Purpose. This Note and any common stock which may be issued as payment hereunder are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

b.        Private Issue. The Holder understands (i) that this Note and any common stock which may be issued as payment hereunder are not registered under the Securities Act of 1933 (the “1933 Act”) or qualified under applicable state securities laws, and (ii) that the Maker is relying on an exemption from registration predicated on the representations set forth in this Section 8.

c.        Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

d.        Risk of No Registration. The Holder understands that if the Maker does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell any of the common stock issued as payment hereunder, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of this Note or any sale of common stock in the Maker which might be made by Holder in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

9.      Use of Collateral. For so long as no event of default shall have occurred and be continuing under this Note, Maker shall be entitled to use and possess the Collateral and to exercise its rights, title and interest in all the rights, remedies, powers and privileges of Holder under this Note and to such use, possession or exercise not otherwise constituting an event of default.

10.    Defaults. The following events shall be defaults under this Note:

a.        Maker’s failure to remit any payment under this Note on before the date due, if such failure is not cured in full within ten (10) days of written notice of default;

b.        Maker’s failure to perform or breach of any non-monetary obligation or covenant set forth in this Note or in the Agreement if such failure is not cured in full within fifteen (15) days following delivery of written notice thereof from Holder to Maker;

c.        If Maker is dissolved, whether pursuant to any applicable articles of incorporation or bylaws, and/or any applicable laws, or otherwise;

d.        The commencement of any action or proceeding which affects the Collateral or title thereto or the interest of Holder therein, including, but not limited to eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankrupt or decedent;

e.        The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker under the federal Bankruptcy code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Maker, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a period of twenty (20) days; or

f.        Maker’s institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or its filing of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or its consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the company, or of any substantial part of its property, or its making of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action.

11.    Rights and Remedies of Holder. Upon the occurrence of an event of default by Maker under this Note, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a.        Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be immediately due and payable.

b.        Pursue and enforce all of the rights and remedies provided to a secured party with respect to the Collateral under the Uniform Commercial Code.

c.        Require Maker to assemble the Collateral and make it available to the Maker at the place to be designated by the Holder which is reasonably convenient to both parties. The Holder may sell all or any part of the Collateral as a whole or in part either by public auction, private sale, or other method of disposition. The Holder may bid at any public sale on all or any portion of the Collateral. Unless the Collateral threatens to decline speedily in value, Holder shall give Maker reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable.

d.        Pursue any other rights or remedies available to Holder at law or in equity.

12.    Rules of Construction. This Note has been freely negotiated by Maker and Holder and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Note.

13.    Choice of Laws; Actions. This Note shall be constructed and construed in accordance with the internal substantive laws of the State of Nevada, without regard to the choice of law principles of said State. Maker acknowledges that this Note has been negotiated in Clark County, Nevada. Accordingly, the exclusive venue of any action, suit, counterclaim or cross claim arising under, out of, or in connection with this Note shall be the state or federal courts in Clark County, Nevada. Maker hereby consents to the personal jurisdiction of any court of competent subject matter jurisdiction sitting in Clark County, Nevada.

14.    Usury Savings Clause. Maker expressly agrees and acknowledges that Maker and Holder intend and agree that this Note shall not be subject to the usury laws of any state other than the State of Nevada. Notwithstanding anything contained in this Note to the contrary, if collection from Maker of interest at the rate set forth herein would be contrary to applicable laws, then the applicable interest rate upon default shall be the highest interest rate that may be collected from Maker under applicable laws at such time.

15.    Costs of Collection. Should the indebtedness represented by this Note, or any part hereof, be collected at law, in equity, or in any bankruptcy, receivership or other court proceeding, or this Note be placed in the hands of any attorney for collection after default, Maker agrees to pay, in addition to the principal and interest due hereon, all reasonable attorneys’ fees, plus all other costs and expenses of collection and enforcement, including any fees incurred in connection with such proceedings or collection of the Note and/or enforcement of Holder’s rights with respect to the administration, supervision, preservation or protection of, or realization upon, any Collateral securing payment hereof.

16.    Miscellaneous.

a.        This Note shall be binding upon Maker and shall inure to the benefit of Holder and its successors, assigns, heirs, and legal representatives.

b.        Any failure or delay by Holder to insist upon the strict performance of any term, condition, covenant or agreement of this Note, or to exercise any right, power or remedy hereunder shall not constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy.

c.        Any provision of this Note that is unenforceable shall be severed from this Note to the extent reasonably possible without invalidating or affecting the intent, validity or enforceability of any other provision of this Note.

d.        This Note may not be modified or amended in any respect except in a writing executed by the party to be charged.

e.        Time is of the essence.

17.    Notices. All notices required to be given under this Note shall be given to each of the parties at such address as a party may designate by written notice to the other party. Notices may be transmitted by facsimile, certified mail, private delivery, or any other commercially reasonable means, and shall be deemed given upon receipt by the Party to whom they are addressed.

18.    Waiver of Certain Formalities. All parties to this Note hereby waive presentment, dishonor, notice of dishonor and protest. All parties hereto consent to, and Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by Holder shall not discharge the liability of any party to this Note.

 IN WITNESS WHEREOF, this Note has been executed effective the date and place first written above.

Figo Ventures, Inc. “Maker”: By: ________________________________	“Holder”: ________________________________ Print name: Kashif Khan

Exhibit “A”

Collateral